Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Pacific DataVision, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John Pescatore, President and Chief Executive Officer of the Company, and Timothy Gray, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 10, 2015	/s/ John Pescatore
John Pescatore
President and Chief Executive Officer
(Principal Executive Officer)

Dated: June 10, 2015	/s/ Timothy Gray
Timothy Gray
Chief Financial Officer (Principal Financial and Accounting Officer)